SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 20, 2017

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 0-13322	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center

500 Virginia Street, East

Charleston, West Virginia 25301

(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On August 17, 2016, United Bankshares, Inc. (“United”) and its wholly-owned subsidiary, UBV Holding Company, LLC (“UBV”) entered into an Agreement and Plan of Reorganization (the “Agreement”) with Cardinal Financial Corporation (“Cardinal”), a Virginia corporation headquartered in Tysons Corner, Virginia. In accordance with the Agreement, Cardinal shall merge with and into UBV (the “Merger”). At which time, Cardinal shall cease to exist and UBV shall survive and continue to exist as a Virginia limited liability company.

In connection with the proposed Merger, United has filed with the SEC a registration statement on Form S-4 that was declared effective by the U.S. Securities and Exchange Commission on February 9, 2017.

A copy of the unqualified legal opinion relating to the securities issued pursuant to United’s Registration Statement on Form S-4, as amended (Registration No. 333-215010), is filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

5.1	Opinion of Bowles Rice LLP as to the validity of the shares of United Bankshares, Inc. to be issued in the Merger

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving United’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date:	April 20, 2017	By:	/s/ W. Mark Tatterson
W. Mark Tatterson, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

5.1	Opinion of Bowles Rice LLP as to the validity of the shares of United Bankshares, Inc. to be issued in the Merger